Exhibit 99.1

APPLIED MATERIALS ANNOUNCES THIRD QUARTER 2024 RESULTS
•Revenue $6.78 billion, up 5 percent year over year
•GAAP operating margin 28.7 percent and non-GAAP operating margin 28.8 percent, up 0.7 points and 0.5 points year over year, respectively
•GAAP EPS $2.05 and non-GAAP EPS $2.12, up 11 percent and 12 percent year over year, respectively
•Generated $2.39 billion in cash from operations
SANTA CLARA, Calif., Aug. 15, 2024 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its third quarter ended Jul. 28, 2024.
Third Quarter Results
Applied generated record revenue of $6.78 billion. On a GAAP basis, the company reported gross margin of 47.3 percent, operating income of $1.94 billion or 28.7 percent of net revenue, and earnings per share (EPS) of $2.05.
On a non-GAAP basis, the company reported gross margin of 47.4 percent, operating income of $1.95 billion or 28.8 percent of net revenue, and EPS of $2.12.
The company generated $2.39 billion in cash from operations and distributed $1.19 billion to shareholders including $861 million in share repurchases and $331 million in dividends.
“Applied Materials is delivering strong results in 2024 with record revenues in our fiscal third quarter and earnings towards the high end of our guided range,” said Gary Dickerson, President and CEO. “The race for AI leadership is fueling demand for our unique and connected portfolio of products and services, positioning Applied to outperform our markets over the longer term.”

Applied Materials, Inc.

Results Summary

	Q3 FY2024	Q3 FY2023	Change
	(In millions, except per share amounts and percentages)
Net revenue	$6,778	$6,425	5%
Gross margin	47.3%	46.3%	1.0 point
Operating margin	28.7%	28.0%	0.7 points
Net income	$1,705	$1,560	9%
Diluted earnings per share	$2.05	$1.85	11%
Non-GAAP Results
Non-GAAP gross margin	47.4%	46.4%	1.0 point
Non-GAAP operating margin	28.8%	28.3%	0.5 points
Non-GAAP net income	$1,767	$1,600	10%
Non-GAAP diluted EPS	$2.12	$1.90	12%
Non-GAAP free cash flow	$2,088	$2,328	(10)%

A reconciliation of the GAAP and non-GAAP results is provided in the financial tables included in this release. See also “Use of Non-GAAP Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the fourth quarter of fiscal 2024, Applied expects net revenue to be approximately $6.93 billion, plus or minus $400 million. Non-GAAP diluted EPS is expected to be in the range of $2.00 to $2.36.
This outlook for non-GAAP diluted EPS excludes known charges related to completed acquisitions of $0.01 per share and includes the normalized tax benefit of share-based compensation of $0.01 per share and includes a net income tax benefit related to intra-entity intangible asset transfers of $0.02 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax-related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.
Third Quarter Reportable Segment Information
Effective in the first quarter of fiscal 2024, management began including share-based compensation expense in the evaluation of reportable segments' performance. Prior-year numbers have been recast to conform to the current-year presentation.

Semiconductor Systems	Q3 FY2024	Q3 FY2023
	(In millions, except percentages)
Net revenue	$4,924	$4,676
Foundry, logic and other	72%	79%
DRAM	24%	17%
Flash memory	4%	4%
Operating income	$1,712	$1,568
Operating margin	34.8%	33.5%
Non-GAAP Results
Non-GAAP operating income	$1,722	$1,578
Non-GAAP operating margin	35.0%	33.7%

Applied Global Services	Q3 FY2024	Q3 FY2023
	(In millions, except percentages)
Net revenue	$1,580	$1,464
Operating income	$467	$399
Operating margin	29.6%	27.3%
Non-GAAP Results
Non-GAAP operating income	$467	$399
Non-GAAP operating margin	29.6%	27.3%

Display and Adjacent Markets	Q3 FY2024	Q3 FY2023
	(In millions, except percentages)
Net revenue	$251	$235
Operating income	$16	$32
Operating margin	6.4%	13.6%
Non-GAAP Results
Non-GAAP operating income	$16	$32
Non-GAAP operating margin	6.4%	13.6%

Applied Materials, Inc.

Corporate and Other

(In millions)	Q3 FY2024	Q3 FY2023
Unallocated net revenue	$23	$50
Unallocated cost of products sold and expenses	(276)	(247)
Total	$(253)	$(197)
Use of Non-GAAP Financial Measures
Applied provides investors with certain non-GAAP financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring and severance charges and any associated adjustments; impairments of assets; gain or loss, dividends and impairments on strategic investments; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statement
This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation and cash deployment strategies, our investment and growth strategies, our development of new products and technologies, our business outlook for the fourth quarter of fiscal 2024 and beyond, and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic, political and industry conditions, including changes in interest rates and prices for goods and services; the implementation of additional export regulations and license requirements and their interpretation, and their impact on our ability to export products and provide services to customers and on our results of operations; global trade issues and changes in trade and export license policies; our ability to obtain licenses or authorizations on a timely basis, if at all; the effects of geopolitical turmoil or conflicts; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; our ability to meet customer demand, and our suppliers' ability to meet our demand requirements; the concentrated nature of our customer base; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; cybersecurity incidents affecting our information systems or information contained in them, or affecting our operations, suppliers, customers or vendors; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the effects of regional or global health epidemics; acquisitions, investments and divestitures; changes in income tax laws; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; our ability to ensure compliance with applicable law, rules and regulations and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.
About Applied Materials
Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible a better future. Learn more at www.appliedmaterials.com.
Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023
Net revenue	$6,778	$6,425	$20,131	$19,794
Cost of products sold	3,573	3,449	10,569	10,579
Gross profit	3,205	2,976	9,562	9,215
Operating expenses:
Research, development and engineering	836	767	2,375	2,313
Marketing and selling	205	193	621	584
General and administrative	222	214	745	635
Total operating expenses	1,263	1,174	3,741	3,532
Income from operations	1,942	1,802	5,821	5,683
Interest expense	63	60	181	180
Interest and other income (expense), net	81	64	617	41
Income before income taxes	1,960	1,806	6,257	5,544
Provision for income taxes	255	246	811	692
Net income	$1,705	$1,560	$5,446	$4,852
Earnings per share:
Basic	$2.06	$1.86	$6.57	$5.76
Diluted	$2.05	$1.85	$6.52	$5.73
Weighted average number of shares:
Basic	826	838	829	842
Diluted	833	843	835	846

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	July 28, 2024	October 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$8,288	$6,132
Short-term investments	815	737
Accounts receivable, net	4,970	5,165
Inventories	5,568	5,725
Other current assets	1,030	1,388
Total current assets	20,671	19,147
Long-term investments	2,981	2,281
Property, plant and equipment, net	3,100	2,723
Goodwill	3,732	3,732
Purchased technology and other intangible assets, net	262	294
Deferred income taxes and other assets	2,901	2,552
Total assets	$33,647	$30,729
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Short-term debt	$99	$100
Accounts payable and accrued expenses	4,387	4,297
Contract liabilities	2,742	2,975
Total current liabilities	7,228	7,372
Long-term debt	6,158	5,461
Income taxes payable	671	833
Other liabilities	750	714
Total liabilities	14,807	14,380
Total stockholders’ equity	18,840	16,349
Total liabilities and stockholders’ equity	$33,647	$30,729

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Nine Months Ended
	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023
Cash flows from operating activities:
Net income	$1,705	$1,560	$5,446	$4,852
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	95	136	282	385
Share-based compensation	132	114	436	375
Deferred income taxes	(179)	(38)	(385)	(174)
Other	48	15	(199)	189
Net change in operating assets and liabilities	584	796	522	1,518
Cash provided by operating activities	2,385	2,583	6,102	7,145
Cash flows from investing activities:
Capital expenditures	(297)	(255)	(783)	(797)
Cash paid for acquisitions, net of cash acquired	—	(7)	—	(25)
Proceeds from sales and maturities of investments	382	302	1,495	971
Purchases of investments	(745)	(465)	(1,968)	(1,195)
Cash used in investing activities	(660)	(425)	(1,256)	(1,046)
Cash flows from financing activities:
Debt borrowings, net of issuance costs	694	—	694	—
Proceeds from issuance of commercial paper	100	297	300	892
Repayments of commercial paper	(100)	(300)	(300)	(700)
Proceeds from common stock issuances	—	—	119	111
Common stock repurchases	(861)	(439)	(2,381)	(1,489)
Tax withholding payments for vested equity awards	(25)	(11)	(258)	(165)
Payments of dividends to stockholders	(331)	(268)	(863)	(707)
Repayments of principal on finance leases	1	1	(12)	(8)
Cash used in financing activities	(522)	(720)	(2,701)	(2,066)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	1,203	1,438	2,145	4,033
Cash, cash equivalents and restricted cash equivalents—beginning of period	7,175	4,695	6,233	2,100
Cash, cash equivalents and restricted cash equivalents — end of period	$8,378	$6,133	$8,378	$6,133

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$8,288	$6,025	$8,288	$6,025
Restricted cash equivalents included in deferred income taxes and other assets	90	108	90	108
Total cash, cash equivalents, and restricted cash equivalents	$8,378	$6,133	$8,378	$6,133

Supplemental cash flow information:
Cash payments for income taxes	$213	$197	$819	$418
Cash refunds from income taxes	$2	$—	$7	$51
Cash payments for interest	$35	$35	$137	$137

Applied Materials, Inc.

Additional Information

	Q3 FY2024	Q3 FY2023
Net Revenue by Geography (In millions)
United States	$1,053	$1,039
% of Total	16%	16%
Europe	$339	$661
% of Total	5%	10%
Japan	$555	$478
% of Total	8%	8%
Korea	$1,102	$988
% of Total	16%	15%
Taiwan	$1,148	$1,345
% of Total	17%	21%
Southeast Asia	$428	$180
% of Total	6%	3%
China	$2,153	$1,734
% of Total	32%	27%

Employees (In thousands)
Regular Full Time	35.2	34.5

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023
Non-GAAP Gross Profit
GAAP reported gross profit	$3,205	$2,976	$9,562	$9,215
Certain items associated with acquisitions[1]	6	7	20	21
Non-GAAP gross profit	$3,211	$2,983	$9,582	$9,236
Non-GAAP gross margin	47.4%	46.4%	47.6%	46.7%
Non-GAAP Operating Income
GAAP reported operating income	$1,942	$1,802	$5,821	$5,683
Certain items associated with acquisitions[1]	10	10	31	32
Acquisition integration and deal costs	1	6	9	20
Non-GAAP operating income	$1,953	$1,818	$5,861	$5,735
Non-GAAP operating margin	28.8%	28.3%	29.1%	29.0%
Non-GAAP Net Income
GAAP reported net income	$1,705	$1,560	$5,446	$4,852
Certain items associated with acquisitions[1]	10	10	31	32
Acquisition integration and deal costs	1	6	9	20
Realized loss (gain), dividends and impairments on strategic investments, net	16	(4)	12	109
Unrealized loss (gain) on strategic investments, net	25	6	(275)	13
Income tax effect of share-based compensation[2]	8	5	(7)	(6)
Income tax effects related to intra-entity intangible asset transfers	17	9	57	25
Resolution of prior years’ income tax filings and other tax items	(11)	10	22	(22)
Income tax effect of non-GAAP adjustments[3]	(4)	(2)	(2)	(7)
Non-GAAP net income	$1,767	$1,600	$5,293	$5,016

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023
Non-GAAP Earnings Per Diluted Share
GAAP reported earnings per diluted share	$2.05	$1.85	$6.52	$5.73
Certain items associated with acquisitions	0.01	0.01	0.04	0.04
Acquisition integration and deal costs	—	0.01	0.01	0.02
Realized loss (gain), dividends and impairments on strategic investments, net	0.01	—	0.01	0.13
Unrealized loss (gain) on strategic investments, net	0.03	—	(0.33)	0.01
Income tax effect of share-based compensation	0.01	0.01	(0.01)	(0.01)
Income tax effects related to intra-entity intangible asset transfers	0.02	0.01	0.07	0.03
Resolution of prior years’ income tax filings and other tax items	(0.01)	0.01	0.03	(0.02)
Non-GAAP earnings per diluted share	$2.12	$1.90	$6.34	$5.93
Weighted average number of diluted shares	833	843	835	846

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023
Semiconductor Systems Non-GAAP Operating Income
GAAP reported operating income	$1,712	$1,568	$5,157	$5,138
Certain items associated with acquisitions[1]	10	10	30	29
Non-GAAP operating income	$1,722	$1,578	$5,187	$5,167
Non-GAAP operating margin	35.0%	33.7%	35.2%	34.9%
Applied Global Services Non-GAAP Operating Income
GAAP reported operating income	$467	$399	$1,320	$1,128
Non-GAAP operating income	$467	$399	$1,320	$1,128
Non-GAAP operating margin	29.6%	27.3%	28.8%	26.5%
Display and Adjacent Markets Non-GAAP Operating Income
GAAP reported operating income	$16	$32	$46	$51
Non-GAAP operating income	$16	$32	$46	$51
Non-GAAP operating margin	6.4%	13.6%	6.8%	8.9%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

Note: The reconciliation of GAAP and non-GAAP segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	July 28, 2024

GAAP provision for income taxes (a)	$255
Income tax effect of share-based compensation	(8)
Income tax effects related to intra-entity intangible asset transfers	(17)
Resolutions of prior years’ income tax filings and other tax items	11
Income tax effect of non-GAAP adjustments	4
Non-GAAP provision for income taxes (b)	$245

GAAP income before income taxes (c)	$1,960
Certain items associated with acquisitions	10
Acquisition integration and deal costs	1
Realized loss (gain), dividends and impairments on strategic investments, net	16
Unrealized loss (gain) on strategic investments, net	25
Non-GAAP income before income taxes (d)	$2,012

GAAP effective income tax rate (a/c)	13.0%

Non-GAAP effective income tax rate (b/d)	12.2%

UNAUDITED RECONCILIATION OF NON-GAAP FREE CASH FLOW

	Three Months Ended		Nine Months Ended
(In millions)	July 28, 2024	July 30, 2023	July 28, 2024	July 30, 2023
Cash provided by operating activities	$2,385	$2,583	$6,102	$7,145
Capital expenditures	(297)	(255)	(783)	(797)
Non-GAAP free cash flow	$2,088	$2,328	$5,319	$6,348